UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2017

SORRENTO THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36150	33-0344842
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4955 Directors Place

San Diego, CA 92121

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 203-4100

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously reported by Sorrento Therapeutics, Inc. (the “Company”) in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 11, 2017 (the “December 11 Form 8-K”), the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with certain accredited investors (collectively, the “Purchasers”) on December 11, 2017. Pursuant to the Securities Purchase Agreement, on December 21, 2017, the Company issued and sold to the Purchasers, in a private placement transaction (the “Private Placement”), (1) convertible promissory notes in an aggregate principal amount of $50,000,000 (the “Notes”), which will accrue simple interest at a rate equal to 5.0% per annum and mature upon the earlier to occur of (a) December 21, 2022, and (b) the date of the closing of a change in control of the Company (the “Maturity Date”), and (2) warrants (the “Warrants”) to purchase an aggregate of 12,121,210 shares of the common stock of the Company, par value $0.0001 per share (“Common Stock”).

At any time and from time to time before the Maturity Date, each Purchaser shall have the option to convert any portion of the outstanding principal amount of such Purchaser’s Note into shares of Common Stock at a price per share of $2.26875, subject to adjustment for stock splits, reverse stock splits, stock dividends and similar transactions. Accrued but unpaid interest on the Notes shall be paid in cash semi-annually in arrears on or prior to the 30th day of June or 31st day of December of each calendar year commencing with the year ending December 31, 2018. If a Purchaser elects to convert any of the principal amount of their Note, then all accrued but unpaid interest on such portion of the principal amount shall become due and payable in cash. The Notes contain restrictive covenants and event of default provisions that are customary for transactions of this type.

Each Warrant has an exercise price of $2.61 per share, subject to adjustment for stock splits, reverse stock splits, stock dividends and similar transactions, will become exercisable on June 20, 2018, has a term of five and a half years and is exercisable on a cash basis, unless there is not an effective registration statement covering the resale of the shares issuable upon exercise of the Warrants (the “Warrant Shares”), in which case the Warrants shall also be exercisable on a cashless exercise basis.

In connection with the Private Placement, on December 21, 2017, the Company and the Purchasers entered into a Registration Rights Agreement (the “Registration Rights Agreement”) pursuant to which, among other things, the Company agreed to prepare and file one or more registration statements with the SEC for the purpose of registering for resale the shares of Common Stock issuable upon conversion of the Notes (the “Note Shares”) and the Warrant Shares. Under the Registration Rights Agreement, the Company agreed to file a registration statement with the SEC registering all of the Note Shares and the Warrant Shares for resale by no later than February 4, 2018.

The foregoing summaries of the Notes, the Warrants and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the copy of the Securities Purchase Agreement that was filed as Exhibit 10.1 to the December 11 Form 8-K and the copies of the form of Note, the form of Warrant and the Registration Rights Agreement that are filed herewith as Exhibit 4.1, 4.2 and 4.3, respectively.

Item 1.02 Termination of a Material Definitive Agreement.

On December 21, 2017, the Company paid off all obligations owing under, and terminated, the Loan and Security Agreement dated November 23, 2016, as amended, among the Company and certain of its domestic subsidiaries and Hercules Capital, Inc., as a lender and agent for the several banks and other financial institutions or entities from time to time party to the agreement (the “Terminated Loan Agreement”). The Terminated Loan Agreement permitted the Company to borrow up to an aggregate principal amount of $75.0 million, subject to funding in multiple tranches. The Terminated Loan Agreement was secured by substantially all of the Company’s assets, excluding intellectual property. The secured interests under the Terminated Loan Agreement were terminated in connection with the Company’s discharge of indebtedness thereunder.

Item 2.03 Creation of a Direct Financial Obligation.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.03 in its entirety.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.02 in its entirety. The Notes, the Warrants, the Note Shares and the Warrant Shares (collectively, the “Securities”) were offered and sold to the Purchasers on December 21, 2017 in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder. Each of the Purchasers represented that such Purchaser was an “accredited investor,” as defined in Regulation D, and was acquiring the Securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. Accordingly, the Securities have not been registered under the Securities Act and the Securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws. Neither this Current Report on Form 8-K nor the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock, notes, warrants or any other securities of the Company.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

4.1	Form of Convertible Promissory Note issued to investors pursuant to the Securities Purchase Agreement, dated as of December 11, 2017, by and among Sorrento Therapeutics, Inc. and the purchasers identified on Schedule A thereto.

4.2	Form of Common Stock Purchase Warrant issued to investors pursuant to the Securities Purchase Agreement, dated as of December 11, 2017, by and among Sorrento Therapeutics, Inc. and the purchasers identified on Schedule A thereto.

4.3	Registration Rights Agreement, dated December 21, 2017, by and among Sorrento Therapeutics, Inc. and the purchasers identified on Schedule A thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SORRENTO THERAPEUTICS, INC.

Date: December 21, 2017	By:	/s/ Henry Ji, Ph.D.
Name: Henry Ji, Ph.D.
Title: Chairman of the Board, President and Chief Executive Officer